 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2019

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
EPAM Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 5, 2019 (the “2019 Annual Meeting”). A total of 54,591,817 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the 2019 Annual Meeting as of April 10, 2019. The proposals presented at the 2019 Annual Meeting are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2019 (the “Proxy Statement”). The following is a summary of the final voting results for each matter.
Election of Directors
The Company’s stockholders voted to elect Richard Michael Mayoras, Karl Robb and Helen Shan to serve as Class I directors, holding office for a three-year term until the annual meeting of stockholders in 2022, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard Michael Mayoras	46,413,486	1,075,365	4,756,325
Karl Robb	46,338,399	1,150,452	4,756,325
Helen Shan	46,896,876	591,975	4,756,325
Ratification of Appointment of Independent Auditors
Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,866,562	358,298	20,316	—
Advisory Vote to Approve Executive Compensation
The Company’s stockholders voted, on advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2018 as disclosed in the Company’s Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,552,363	573,498	362,990	4,756,325

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date: June 7, 2019	By:	/s/ Edward Rockwell
Name: Edward Rockwell
Title: SVP, General Counsel and Corporate Secretary